SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to Section 240.14a-12

OLD WESTBURY FUNDS, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232

Vote this proxy card TODAY! Your prompt response will save the expense of additional solicitations

3 EASY WAYS TO VOTE YOUR PROXY
CALL:	To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
LOG-ON:	Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.
MAIL:	Check the appropriate boxes on the reverse side of the proxy card, sign and date the proxy card and return it in the envelope provided.
OLD WESTBURY U.S. LARGE CAP FUND

PROXY FOR SPECIAL MEETING ON DECEMBER 7, 2009
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF OLD WESTBURY FUNDS, INC.

The undersigned hereby appoints Diane J. Drake and William H. Wallace, III and each of them separately, as proxies, with the power to appoint her or his substitute, and hereby authorizes her or him to represent and to vote, as designated on the reverse side, all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 760 Moore Road, King of Prussia, Pennsylvania on December 7, 2009 at 11:00 a.m. Eastern Time, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

SEE THE REVERSE SIDE FOR PROPOSALS

This proxy will be voted as instructed. If no specification is made, this proxy will be voted FOR the proposals.

PLEASE VOTE, DATE, AND SIGN THIS PROXY AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.	Dated

Signature(s) (Title(s), if applicable) (Sign in the Box)

Note: Please sign your name exactly as your shareholder name or names appears on the account. Joint owners must each sign. Persons signing as executors, administrators, trustees, etc. should add title(s) as such.

OWLCX-PXC-1.02

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
TO VOTE ALL PROPOSALS IN THE SAME MANNER, PLEASE CHECK ONE OF THE BOXES BELOW	FOR	AGAINST	ABSTAIN
VOTE ALL PROPOSALS AS	☐	☐	☐

PLEASE NOTE: Marking AGAINST or ABSTAIN above will count as a WITHHOLD for Proposal “I”. If a proxy card is marked both above this note and below it, the mark above will override any marks made below.

I.	Elect a Director	FOR		WITHHOLD

	a. Stephen M. Watson	☐		☐

II.	To Eliminate or Revise Fundamental Investment Limitations Relating to:	FOR	AGAINST	ABSTAIN

	a. Pledging of Assets	☐	☐	☐

	b. Joint Securities Trading Account	☐	☐	☐

	c. Borrowing	☐	☐	☐

	d. Lending	☐	☐	☐

	e. Investments in Real Estate	☐	☐	☐

	f. Investments in Commodities	☐	☐	☐

	g. Issuance of Senior Securities	☐	☐	☐

	h. Industry Concentration	☐	☐	☐

	i. Issuer Diversification	☐	☐	☐

III.	To Change the Investment Goal	☐	☐	☐

IV.	To Reclassify the Investment Goal as Non-Fundamental	☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE. PLEASE RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.	OWLXC PXC

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232

Vote this proxy card TODAY! Your prompt response will save the expense of additional solicitations

3 EASY WAYS TO VOTE YOUR PROXY
CALL:	To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
LOG-ON:	Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.
MAIL:	Check the appropriate boxes on the reverse side of the proxy card, sign and date the proxy card and return it in the envelope provided.
OLD WESTBURY NON-U.S. LARGE CAP FUND

PROXY FOR SPECIAL MEETING ON DECEMBER 7, 2009
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF OLD WESTBURY FUNDS, INC.

The undersigned hereby appoints Diane J. Drake and William H. Wallace, III and each of them separately, as proxies, with the power to appoint her or his substitute, and hereby authorizes her or him to represent and to vote, as designated on the reverse side, all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 760 Moore Road, King of Prussia, Pennsylvania on December 7, 2009 at 11:00 a.m. Eastern Time, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

SEE THE REVERSE SIDE FOR PROPOSALS

This proxy will be voted as instructed. If no specification is made, this proxy will be voted FOR the proposals.

PLEASE VOTE, DATE, AND SIGN THIS PROXY AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.	Dated

Signature(s) (Title(s), if applicable) (Sign in the Box)

Note: Please sign your name exactly as your shareholder name or names appears on the account. Joint owners must each sign. Persons signing as executors, administrators, trustees, etc. should add title(s) as such.

OWNUX-PXC-1.02

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE ALL PROPOSALS IN THE SAME MANNER, PLEASE CHECK ONE OF THE BOXES BELOW		FOR	AGAINST	ABSTAIN

VOTE ALL PROPOSALS AS		☐	☐	☐

PLEASE NOTE: Marking AGAINST or ABSTAIN above will count as a WITHHOLD for Proposal “I”. If a proxy card is marked both above this note and below it, the mark above will override any marks made below.

I.	Elect a Director	FOR		WITHHOLD

	a. Stephen M. Watson	☐		☐

II.	To Eliminate or Revise Fundamental Investment Limitations Relating to:	FOR	AGAINST	ABSTAIN

	a. Pledging of Assets	☐	☐	☐

	b. Joint Securities Trading Account	☐	☐	☐

	c. Borrowing	☐	☐	☐

	d. Lending	☐	☐	☐

	e. Investments in Real Estate	☐	☐	☐

	f. Investments in Commodities	☐	☐	☐

	g. Issuance of Senior Securities	☐	☐	☐

	h. Industry Concentration	☐	☐	☐

	i. Issuer Diversification	☐	☐	☐

III.	To Change the Investment Goal	☐	☐	☐

IV.	To Reclassify the Investment Goal as Non-Fundamental	☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE. PLEASE RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.	OWNUX PXC

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232

Vote this proxy card TODAY! Your prompt response will save the expense of additional solicitations

3 EASY WAYS TO VOTE YOUR PROXY
CALL:	To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
LOG-ON:	Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.
MAIL:	Check the appropriate boxes on the reverse side of the proxy card, sign and date the proxy card and return it in the envelope provided.

OLD WESTBURY GLOBAL SMALL & MID CAP FUND

PROXY FOR SPECIAL MEETING ON DECEMBER 7, 2009
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF OLD WESTBURY FUNDS, INC.

The undersigned hereby appoints Diane J. Drake and William H. Wallace, III and each of them separately, as proxies, with the power to appoint her or his substitute, and hereby authorizes her or him to represent and to vote, as designated on the reverse side, all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 760 Moore Road, King of Prussia, Pennsylvania on December 7, 2009 at 11:00 a.m. Eastern Time, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

SEE THE REVERSE SIDE FOR PROPOSALS

This proxy will be voted as instructed. If no specification is made, this proxy will be voted FOR the proposals.

PLEASE VOTE, DATE, AND SIGN THIS PROXY AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.	Dated

Signature(s) (Title(s), if applicable) (Sign in the Box)

Note: Please sign your name exactly as your shareholder name or names appears on the account. Joint owners must each sign. Persons signing as executors, administrators, trustees, etc. should add title(s) as such.

OWSMX-PXC-1.02

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
TO VOTE ALL PROPOSALS IN THE SAME MANNER, PLEASE CHECK ONE OF THE BOXES BELOW	FOR	AGAINST	ABSTAIN
VOTE ALL PROPOSALS AS	☐	☐	☐

PLEASE NOTE: Marking AGAINST or ABSTAIN above will count as a WITHHOLD for Proposal “I”. If a proxy card is marked both above this note and below it, the mark above will override any marks made below.

I.	Elect a Director	FOR		WITHHOLD

	a. Stephen M. Watson	☐		☐

II.	To Eliminate or Revise Fundamental Investment Limitations Relating to:	FOR	AGAINST	ABSTAIN

	a. Pledging of Assets	☐	☐	☐

	b. Joint Securities Trading Account	☐	☐	☐

	c. Borrowing	☐	☐	☐

	d. Lending	☐	☐	☐

	e. Investments in Real Estate	☐	☐	☐

	f. Investments in Commodities	☐	☐	☐

	g. Issuance of Senior Securities	☐	☐	☐

	h. Industry Concentration	☐	☐	☐

	i. Issuer Diversification	☐	☐	☐

III.	To Change the Investment Goal	Not Applicable

IV.	To Reclassify the Investment Goal as Non-Fundamental	☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE. PLEASE RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.	OWSMX PXC

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232

Vote this proxy card TODAY! Your prompt response will save the expense of additional solicitations

3 EASY WAYS TO VOTE YOUR PROXY
CALL:	To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
LOG-ON:	Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.
MAIL:	Check the appropriate boxes on the reverse side of the proxy card, sign and date the proxy card and return it in the envelope provided.

OLD WESTBURY GLOBAL OPPORTUNITIES FUND

PROXY FOR SPECIAL MEETING ON DECEMBER 7, 2009
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF OLD WESTBURY FUNDS, INC.

The undersigned hereby appoints Diane J. Drake and William H. Wallace, III and each of them separately, as proxies, with the power to appoint her or his substitute, and hereby authorizes her or him to represent and to vote, as designated on the reverse side, all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 760 Moore Road, King of Prussia, Pennsylvania on December 7, 2009 at 11:00 a.m. Eastern Time, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

SEE THE REVERSE SIDE FOR PROPOSALS

This proxy will be voted as instructed. If no specification is made, this proxy will be voted FOR the proposals.

PLEASE VOTE, DATE, AND SIGN THIS PROXY AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.	Dated

Signature(s) (Title(s), if applicable) (Sign in the Box)

Note: Please sign your name exactly as your shareholder name or names appears on the account. Joint owners must each sign. Persons signing as executors, administrators, trustees, etc. should add title(s) as such.

OWGOX-PXC-1.02

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
TO VOTE ALL PROPOSALS IN THE SAME MANNER, PLEASE CHECK ONE OF THE BOXES BELOW	FOR	AGAINST	ABSTAIN
VOTE ALL PROPOSALS AS	☐	☐	☐

PLEASE NOTE: Marking AGAINST or ABSTAIN above will count as a WITHHOLD for Proposal “I”. If a proxy card is marked both above this note and below it, the mark above will override any marks made below.

I.	Elect a Director	FOR		WITHHOLD

	a. Stephen M. Watson	☐		☐

II.	To Eliminate or Revise Fundamental Investment Limitations Relating to:	FOR	AGAINST	ABSTAIN

	a. Pledging of Assets	☐	☐	☐

	b. Joint Securities Trading Account	Not Applicable

	c. Borrowing	☐	☐	☐

	d. Lending	☐	☐	☐

	e. Investments in Real Estate	☐	☐	☐

	f. Investments in Commodities	☐	☐	☐

	g. Issuance of Senior Securities	☐	☐	☐

	h. Industry Concentration	☐	☐	☐

	i. Issuer Diversification	☐	☐	☐

III.	To Change the Investment Goal	Not Applicable

IV.	To Reclassify the Investment Goal as Non-Fundamental	☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE. PLEASE RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.	OWGOX PXC

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232

Vote this proxy card TODAY! Your prompt response will save the expense of additional solicitations

3 EASY WAYS TO VOTE YOUR PROXY
CALL:	To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
LOG-ON:	Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.
MAIL:	Check the appropriate boxes on the reverse side of the proxy card, sign and date the proxy card and return it in the envelope provided.
OLD WESTBURY REAL RETURN FUND

PROXY FOR SPECIAL MEETING ON DECEMBER 7, 2009
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF OLD WESTBURY FUNDS, INC.

The undersigned hereby appoints Diane J. Drake and William H. Wallace, III and each of them separately, as proxies, with the power to appoint her or his substitute, and hereby authorizes her or him to represent and to vote, as designated on the reverse side, all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 760 Moore Road, King of Prussia, Pennsylvania on December 7, 2009 at 11:00 a.m. Eastern Time, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

SEE THE REVERSE SIDE FOR PROPOSALS

This proxy will be voted as instructed. If no specification is made, this proxy will be voted FOR the proposals.

PLEASE VOTE, DATE, AND SIGN THIS PROXY AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.	Dated

Signature(s) (Title(s), if applicable) (Sign in the Box)

Note: Please sign your name exactly as your shareholder name or names appears on the account. Joint owners must each sign. Persons signing as executors, administrators, trustees, etc. should add title(s) as such.

OWRRX-PXC-1.02

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
TO VOTE ALL PROPOSALS IN THE SAME MANNER, PLEASE CHECK ONE OF THE BOXES BELOW	FOR	AGAINST	ABSTAIN
VOTE ALL PROPOSALS AS	☐	☐	☐

PLEASE NOTE: Marking AGAINST or ABSTAIN above will count as a WITHHOLD for Proposal “I”. If a proxy card is marked both above this note and below it, the mark above will override any marks made below.

I.	Elect a Director	FOR		WITHHOLD

	a. Stephen M. Watson	☐		☐

II.	To Eliminate or Revise Fundamental Investment Limitations Relating to:	FOR	AGAINST	ABSTAIN

	a. Pledging of Assets	☐	☐	☐

	b. Joint Securities Trading Account	☐	☐	☐

	c. Borrowing	☐	☐	☐

	d. Lending	☐	☐	☐

	e. Investments in Real Estate	Not Applicable

	f. Investments in Commodities	Not Applicable

	g. Issuance of Senior Securities	☐	☐	☐

	h. Industry Concentration	☐	☐	☐

	i. Issuer Diversification	☐	☐	☐

III.	To Change the Investment Goal	☐	☐	☐

IV.	To Reclassify the Investment Goal as Non-Fundamental	☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE. PLEASE RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.	OWRXX PXC

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232

Vote this proxy card TODAY! Your prompt response will save the expense of additional solicitations

3 EASY WAYS TO VOTE YOUR PROXY
CALL:	To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
LOG-ON:	Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.
MAIL:	Check the appropriate boxes on the reverse side of the proxy card, sign and date the proxy card and return it in the envelope provided.
OLD WESTBURY FIXED INCOME FUND

PROXY FOR SPECIAL MEETING ON DECEMBER 7, 2009
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF OLD WESTBURY FUNDS, INC.

The undersigned hereby appoints Diane J. Drake and William H. Wallace, III and each of them separately, as proxies, with the power to appoint her or his substitute, and hereby authorizes her or him to represent and to vote, as designated on the reverse side, all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 760 Moore Road, King of Prussia, Pennsylvania on December 7, 2009 at 11:00 a.m. Eastern Time, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

SEE THE REVERSE SIDE FOR PROPOSALS

This proxy will be voted as instructed. If no specification is made, this proxy will be voted FOR the proposals.

PLEASE VOTE, DATE, AND SIGN THIS PROXY AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.	Dated

Signature(s) (Title(s), if applicable) (Sign in the Box)

Note: Please sign your name exactly as your shareholder name or names appears on the account. Joint owners must each sign. Persons signing as executors, administrators, trustees, etc. should add title(s) as such.

OWFIX-PXC-1.02

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
TO VOTE ALL PROPOSALS IN THE SAME MANNER, PLEASE CHECK ONE OF THE BOXES BELOW	FOR	AGAINST	ABSTAIN
VOTE ALL PROPOSALS AS	☐	☐	☐

PLEASE NOTE: Marking AGAINST or ABSTAIN above will count as a WITHHOLD for Proposal “I”. If a proxy card is marked both above this note and below it, the mark above will override any marks made below.

I.	Elect a Director	FOR		WITHHOLD

	a. Stephen M. Watson	☐		☐

II.	To Eliminate or Revise Fundamental Investment Limitations Relating to:	FOR	AGAINST	ABSTAIN

	a. Pledging of Assets	☐	☐	☐

	b. Joint Securities Trading Account	☐	☐	☐

	c. Borrowing	☐	☐	☐

	d. Lending	☐	☐	☐

	e. Investments in Real Estate	☐	☐	☐

	f. Investments in Commodities	☐	☐	☐

	g. Issuance of Senior Securities	☐	☐	☐

	h. Industry Concentration	☐	☐	☐

	i. Issuer Diversification	☐	☐	☐

III.	To Change the Investment Goal	Not Applicable

IV.	To Reclassify the Investment Goal as Non-Fundamental	☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE. PLEASE RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.	OWFIX PXC

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232

Vote this proxy card TODAY! Your prompt response will save the expense of additional solicitations

3 EASY WAYS TO VOTE YOUR PROXY
CALL:	To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
LOG-ON:	Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.
MAIL:	Check the appropriate boxes on the reverse side of the proxy card, sign and date the proxy card and return it in the envelope provided.
OLD WESTBURY MUNICIPAL BOND FUND

PROXY FOR SPECIAL MEETING ON DECEMBER 7, 2009
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF OLD WESTBURY FUNDS, INC.

The undersigned hereby appoints Diane J. Drake and William H. Wallace, III and each of them separately, as proxies, with the power to appoint her or his substitute, and hereby authorizes her or him to represent and to vote, as designated on the reverse side, all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 760 Moore Road, King of Prussia, Pennsylvania on December 7, 2009 at 11:00 a.m. Eastern Time, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

SEE THE REVERSE SIDE FOR PROPOSALS

This proxy will be voted as instructed. If no specification is made, this proxy will be voted FOR the proposals.

PLEASE VOTE, DATE, AND SIGN THIS PROXY AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.	Dated

Signature(s) (Title(s), if applicable) (Sign in the Box)

Note: Please sign your name exactly as your shareholder name or names appears on the account. Joint owners must each sign. Persons signing as executors, administrators, trustees, etc. should add title(s) as such.

OWMBX-PXC-1.02

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
TO VOTE ALL PROPOSALS IN THE SAME MANNER, PLEASE CHECK ONE OF THE BOXES BELOW	FOR	AGAINST	ABSTAIN
VOTE ALL PROPOSALS AS	☐	☐	☐

PLEASE NOTE: Marking AGAINST or ABSTAIN above will count as a WITHHOLD for Proposal “I”. If a proxy card is marked both above this note and below it, the mark above will override any marks made below.

I.	Elect a Director	FOR		WITHHOLD

	a. Stephen M. Watson	☐		☐

II.	To Eliminate or Revise Fundamental Investment Limitations Relating to:	FOR	AGAINST	ABSTAIN

	a. Pledging of Assets	☐	☐	☐

	b. Joint Securities Trading Account	☐	☐	☐

	c. Borrowing	☐	☐	☐

	d. Lending	☐	☐	☐

	e. Investments in Real Estate	☐	☐	☐

	f. Investments in Commodities	☐	☐	☐

	g. Issuance of Senior Securities	☐	☐	☐

	h. Industry Concentration	☐	☐	☐

	i. Issuer Diversification	☐	☐	☐

III.	To Change the Investment Goal	☐	☐	☐

IV.	To Reclassify the Investment Goal as Non-Fundamental	☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE. PLEASE RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.	OWMBX PXC